Execution Version

First Amendment to Secured Promissory Note and Joinder Agreement

This First Amendment to Secured Promissory Note and Joinder Agreement (this “Amendment and Joinder”) is dated as of March 25, 2026, and relates to that certain Secured Promissory Note, dated as of January 16, 2026 (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Note”), by and between NexPoint Storage Partners Operating Company, LLC, a Delaware limited liability company (“Existing Borrower”), and NexPoint Real Estate Finance Operating Partnership, L.P. (“Lender”). Capitalized terms used but not defined herein have the meanings given in the Note.

Pursuant to the request of the parties, the entities listed on Schedule 1 hereto (each, a “Joining Borrower” and collectively, the “Joining Borrowers”) desire to become co‑borrowers under the Note, and Lender and Existing Borrower desire to amend the Note to reflect the foregoing. The Joining Borrowers are all entities listed as ‘Pledgors’ on the signature pages of that certain Pledge and Security Agreement, dated as of January 16, 2026 (the “Pledge Agreement”), by and among the Existing Borrower, the other pledgors party thereto and the Lender.

1.
Amendment to Note; Borrower Group. Effective as of the date hereof, each Joining Borrower is hereby added as a Borrower under the Note with the same force and effect as if originally named therein as a Borrower. All references in the Note and the other Loan Documents to “Borrower” shall be deemed to refer collectively to the Existing Borrower and the Joining Borrowers (together, the “Borrowers”), and the obligations of the Borrowers under the Note shall be joint and several. Notwithstanding the foregoing, the Borrowers’ joint and several obligations are limited by Section 6 of the Note such that no Borrower shall have personal liability beyond the Collateral. Except as expressly provided herein, the text of the Note is unmodified and shall continue in full force and effect.
2.
Joinder of Joining Borrowers. Each Joining Borrower hereby agrees it is a “Borrower” under the Note and agrees to perform all obligations, and be subject to all restrictions, of a Borrower thereunder as if originally a party thereto.
3.
Ratification; No Novation; Preservation of Certain Provisions. Except as expressly amended hereby, the Note remains unmodified and in full force and effect and is hereby ratified and confirmed, and this Amendment and Joinder does not constitute a novation. Without limiting the foregoing, nothing herein modifies (a) Section 6 (Collateral; Non‑Recourse) of the Note, including that Lender shall look solely to the Collateral for recovery as provided therein, or (b) Section 7 (Subordination), including the subordination to the Series D Preferred Stock and the rights of Extra Space Storage LP as a third‑party beneficiary thereof. Each Borrower acknowledges and agrees that it has no defenses, counterclaims, offsets, or deductions to the payment and performance of its obligations under the Note as amended hereby
4.
Security Documents. Nothing herein shall impair or otherwise adversely affect any Liens granted pursuant to the Pledge Agreement, which remain in full force and effect in accordance with their terms.

5.
Representations and Warranties of Joining Borrowers. Each Joining Borrower represents and warrants to Lender that: (a) it is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; (b) it has the power and authority, and has taken all necessary action, to execute, deliver and perform this Amendment and Joinder and to become a Borrower under the Note; (c) this Amendment and Joinder has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy and equity principles; and (d) the execution, delivery and performance of this Amendment and Joinder do not violate applicable law or any material agreement binding on it.
6.
Notices. Notices to any Joining Borrower shall be delivered in accordance with Section 11 of the Note to the following address unless otherwise notified in writing: c/o NexPoint Storage Partners Operating Company, LLC, 300 Crescent Court, Suite 700, Dallas, Texas 75201.
7.
Governing Law; Counterparts; Electronic Signatures. This Amendment and Joinder shall be governed by, and construed in accordance with, the laws of the State of Texas. This Amendment and Joinder may be executed in counterparts and by electronic signatures, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.
8.
Further Assurances; Expenses. Each Joining Borrower agrees to execute such further instruments and take such further actions as Lender may reasonably request to carry out the intent of this Amendment and Joinder. Costs and expenses shall be addressed in accordance with Section 19 of the Note.
9.
Severability; Entire Agreement. If any provision of this Amendment and Joinder is held invalid or unenforceable, the remaining provisions shall remain in full force and effect. This Amendment and Joinder constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior negotiations, representations, or agreements relating thereto

[Signature Pages Follow.]

IN WITNESS WHEREOF, the undersigned have caused this Amendment and Joinder to be executed as of the date set forth above.

LENDER:

NEXPOINT REAL ESTATE FINANCE

OPERATING PARTNERSHIP, L.P.

By: /s/ Paul Richards______________________

Name: Paul Richards

Title: Chief Financial Officer, Executive

VP-Finance, Assistant Secretary and

Treasurer

[Signature Page to First Amendment to Secured Promissory Note and Joinder Agreement]

EXISTING BORROWER:

NEXPOINT STORAGE PARTNERS

OPERATING COMPANY, LLC

By: NexPoint Storage Partners, Inc.,

its Managing Member

By: /s/ John Good______________________

Name: John Good

Title: Chief Executive Officer

[Signature Page to First Amendment to Secured Promissory Note and Joinder Agreement]

JOINING BORROWERS:

NSP Alpharetta Leaseco, LLC

NSP Brickell Leaseco, LLC

NSP Coconut Grove Leaseco, LLC

NSP Fleming Island Leaseco, LLC

NSP Marietta Leaseco, LLC

NSP Ocoee Leaseco, LLC

NSP West Doral Leaseco, LLC

NSP II Atlanta Leaseco, LLC

NSP II Miami Leaseco, LLC

NSP II St Pete Leaseco, LLC

NSP II Stamford Leaseco, LLC

NSP III FT Lauderdale Leaseco, LLC

NSP III Davie Leaseco, LLC

NSP III Pembroke Park Leaseco, LLC

NSP III 79th Leaseco, LLC

NSP III 36th Leaseco, LLC

NSP III Coconut Grove Leaseco, LLC

NSP IV Ahwatukee Leaseco, LLC

NSP IV Cave Creek Leaseco, LLC

NSP IV 7th Leaseco, LLC

NSP Asset Manager, LLC

NSP Alpharetta Manager, LLC

NSP Brickell Manager, LLC

NSP Coconut Grove Manager, LLC

NSP Fleming Island Manager, LLC

NSP Marietta Manager, LLC

NSP Ocoee Manager, LLC

NSP West Doral Manager, LLC

NSP II Atlanta Manager, LLC

NSP II Miami Manager, LLC

NSP II St Pete Manager, LLC

NSP II Stamford Manager, LLC

NSP III Ft Lauderdale Manager, LLC

NSP III Davie Manager, LLC

NSP III Pembroke Park Manager, LLC

NSP III 79th Manager, LLC

NSP III 36th Manager, LLC

NSP III Coconut Grove Manager, LLC

By: NexPoint Storage Partners Operating

Company, LLC, the managing member of

each of the foregoing entities

By: NexPoint Storage Partners, Inc.,

its managing member

By: /s/ John Good______________________

Name: John Good

Title: Chief Executive Officer

[Signature Page to First Amendment to Secured Promissory Note and Joinder Agreement]

Schedule 1

Joining Borrowers

1.
NSP Alpharetta Leaseco, LLC
2.
NSP Brickell Leaseco, LLC
3.
NSP Coconut Grove Leaseco, LLC
4.
NSP Fleming Island Leaseco, LLC
5.
NSP Marietta Leaseco, LLC
6.
NSP Ocoee Leaseco, LLC
7.
NSP West Doral Leaseco, LLC
8.
NSP II Atlanta Leaseco, LLC
9.
NSP II Miami Leaseco, LLC
10.
NSP II St Pete Leaseco, LLC
11.
NSP II Stamford Leaseco, LLC
12.
NSP III FT Lauderdale Leaseco, LLC
13.
NSP III Davie Leaseco, LLC
14.
NSP III Pembroke Park Leaseco, LLC
15.
NSP III 79th Leaseco, LLC
16.
NSP III 36th Leaseco, LLC
17.
NSP III Coconut Grove Leaseco, LLC
18.
NSP IV Ahwatukee Leaseco, LLC
19.
NSP IV Cave Creek Leaseco, LLC
20.
NSP IV 7th Leaseco, LLC
21.
NSP Asset Manager, LLC
22.
NSP Alpharetta Manager, LLC
23.
NSP Brickell Manager, LLC
24.
NSP Coconut Grove Manager, LLC
25.
NSP Fleming Island Manager, LLC
26.
NSP Marietta Manager, LLC
27.
NSP Ocoee Manager, LLC
28.
NSP West Doral Manager, LLC
29.
NSP II Atlanta Manager, LLC
30.
NSP II Miami Manager, LLC
31.
NSP II St Pete Manager, LLC
32.
NSP II Stamford Manager, LLC
33.
NSP III Ft Lauderdale Manager, LLC
34.
NSP III Davie Manager, LLC
35.
NSP III Pembroke Park Manager, LLC
36.
NSP III 79th Manager, LLC
37.
NSP III 36th Manager, LLC
38.
NSP III Coconut Grove Manager, LLC